UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019 (December 20, 2019)

BARNES GROUP INC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock. par value $0.01 per share	B	New York Stock Exchange

Item 2.06 Material Impairments.

On December 20, 2019, Barnes Group Inc. (the "Company") announced that it has entered into a transaction to divest its Seeger business, consisting of partnership interests and shares, respectively, of Seeger-Orbis GmbH & Co. OHG and Seeger-Orbis Mechanical Components (Tianjin) Co., Ltd. (the “Seeger Business”).

As a result, the assets and liabilities associated with the Seeger Business are required to be classified as “held for sale” on the Consolidated Balance Sheet as of December 31, 2019.  The Company is also required to allocate goodwill to the disposed Seeger Business based on the relative fair values of the businesses within the Engineered Components reporting unit and estimates that approximately $17 million of goodwill will be allocated to the disposed Seeger Business.

The Company currently expects a pretax loss associated with the transaction of approximately $12 million, inclusive of the goodwill, and subject to changes for various factors, such as changes in foreign exchange rates, transaction costs and closing adjustments. A non-cash, pre-tax impairment charge of $12 million is currently expected to be recorded in the fourth quarter of 2019.

Item 8.01. Other Events.

On December 20, 2019, the Company announced that it has entered into a transaction to divest the Seeger Business.  A copy of the press release relating to the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

               (d)                             Exhibits

             99.1                           Press release, dated December 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2019	BARNES GROUP INC.
(Registrant)

By	/s/ Peter A. Gutermann_________________
Peter A. Gutermann Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Description
   No.

99.1 Press release, dated December 20, 2019
4